Exhibit 10.17
Revolving Loan Note

$ 3,000,000.00	February 24, 2010

FOR VALUE RECEIVED, the undersigned, WLG (USA) LLC and World Commerce Services, L.L.C., limited liability companies organized and existing under the laws of the State of Illinois with principal places of business located at 920 East Algonquin Road, Suite 120, Schaumburg, Illinois 60173 (each a “Borrower” and collectively, the "Borrowers"), promise to pay to the order of NOVA Business Credit, a division of NOVA Bank with offices located at 1235 Westlakes Drive, Berwyn, PA 19312 (the “Lender”) the principal sum of  Three Million  Dollars ($3,000,000.00) or, if less, the aggregate outstanding principal balance of all advances made by the Lender to the Borrowers under the Loan and Security Agreement dated of even date between the Borrowers and Lender (as amended, restated, modified or supplemented from time to time, the “Agreement”), pursuant to the “Revolving Loans” and the “Loans” as defined in the Agreement,  together with interest, from the date of this note (“Note”), in like money, at said office of the Lender, at the time and at rates per annum as provided in the Agreement.

This Note is issued pursuant to the Agreement between the Borrowers and the Lender, and is the Revolving Loan Note referred to in the Agreement.  All terms used and not otherwise defined in this Note shall have the meanings given to them in the Agreement.  Upon the occurrence of any Event of Default set forth in the Agreement, the entire unpaid balance of principal and accrued interest of this Note and all other amounts due under the Agreement shall, at the option of the Lender, be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived.

Payment Schedule.

(a)           Interest only shall be due and payable monthly, in arrears, at the rate or rates per annum specified in the Agreement, commencing on the first day of March, 2010 and continuing on the first day of each succeeding month, until all indebtedness and obligations owing under this Note are paid finally and in full.

(b)           All principal due and owing under this Note shall be paid on the earliest of (i) the Revolving Credit Termination Date, (ii) the occurrence of an Event of Default or, (iii) the giving of notice of termination of the Agreement pursuant to the provisions of the Agreement.

(c)           In the event that; (i) any payment under this Note shall not be received by the Lender within five (5) days of the date it is due and, (ii) there is insufficient Borrowing Base to allow an advance against the Revolving Credit to make such payment, the Borrowers, or either of them, shall, to the extent permitted by law, pay to the Lender a late charge of 10% of the overdue payment. Any such late charges assessed shall be immediately due and payable and shall constitute Obligations as defined in the Agreement..

Time is of the essence of this Note.  All payments of principal and interest shall be made in full in lawful money of the United States of America, without set-off, counterclaim, deduction or withholding for any reason whatsoever, at the offices of the Lender, or at such other place as may be directed by the Lender.

UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE BORROWERS IRREVOCABLY AUTHORIZE THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD IN PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWERS FOR ANY AND ALL AMOUNTS UNPAID ON THIS NOTE AND UNDER THE AGREEMENT, INCLUDING INTEREST THEREON TO DATE OF PAYMENT (SUCH AMOUNT AND THE OCCURRENCE OF SUCH EVENT OF DEFAULT TO BE AS EVIDENCED BY A COMPLAINT OR AN AFFIDAVIT SIGNED BY AN OFFICER OF THE LENDER) TOGETHER WITH FEES OF COUNSEL, DISBURSEMENTS AND COSTS OF SUIT, AS SET FORTH BELOW, RELEASING ALL ERRORS AND WAIVING RIGHTS OF APPEAL.  IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT, SHALL HAVE BEEN FILED IN SUCH PROCEEDING, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY.  THE BORROWERS WAIVE THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT.  NO SINGLE EXERCISE OF THIS WARRANT AND POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THIS POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THIS POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LENDER SHALL ELECT UNTIL THIS NOTE AND ALL SUMS DUE UNDER THIS NOTE AND THE AGREEMENT SHALL HAVE BEEN PAID IN FULL.

If the Lender should engage legal counsel in the course of collection of this Note upon the occurrence of an Event of Default, the Borrowers, or either of them, shall pay to the Lender all fees and disbursements reasonably incurred by such counsel and all costs of suit.  If judgment should be entered against the Borrowers, or either of them,  in any collection proceeding, the Borrowers, or either of them,  shall pay the Lender, in addition to principal, interest, and other recoverable sums then due, attorneys’ fees equal to ten percent (10%) of the amount of such judgment (but not less than $10,000.00), together with disbursements of counsel and costs of suit, such sums to be included in, and recovered as a part of, such judgment.

THE BORROWERS AND THE LENDER CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE EASTERN DISTRICT OF PENNSYLVANIA IN ANY AND ALL ACTIONS AND PROCEEDINGS ARISING UNDER OR PURSUANT TO THIS NOTE OR ARISING UNDER OR PURSUANT TO ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH OR RELATING TO THIS NOTE.  THE BORROWERS IRREVOCABLY AGREE TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH ADDRESS AS THE BORROWERS MAY DIRECT BY WRITTEN NOTICE TO THE LENDER.

THE BORROWERS IRREVOCABLY WAIVE A JURY TRIAL AND ANY RIGHT TO A JURY TRIAL IN ANY ACTIONS OR PROCEEDINGS ARISING UNDER OR PURSUANT TO THIS NOTE OR ARISING UNDER OR PURSUANT TO ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH OR RELATING TO THIS NOTE, AND THE BORROWERS AGREE THAT ANY SUCH ACTION OR PROCEEDING MAY BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

This Note is being executed and delivered in the Commonwealth of Pennsylvania and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.  Except where the context otherwise requires, the term “Lender” shall be deemed to include any subsequent holder of this Note.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Note this 24th day of February, 2010

ATTEST:	WLG (USA) LLC

/s/ Mary D. McAleer	By:	/s/ Edmund C. Pawelko (SEAL)
Name:	Name:	Edmund C. Pawelko
	Title:	Chief Executive Officer

ATTEST:	World Commerce Services, L.L.C.

/s/ Mary D. McAleer	By:	/s/ Edmund C. Pawelko (SEAL)
Name:	Name:	Edmund C. Pawelko
	Title:	Chief Executive Officer